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THIS INSTRUMENT PREPARED BY                              EXHIBIT 10(k)(5)(a)(ii)
AND RECORD AND RETURN TO:

Alan C. Sheppard, Jr., Esq.
LeBoeuf, Lamb, Greene & MacRae, L.L.P.
50 North Laura Street, Suite 2800
Jacksonville, FL  32202-3650












               AMENDED AND RESTATED ASSIGNMENT OF LEASES AND RENTS

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                       FIRST UNION NATIONAL BANK, AS AGENT






                          DATED AS OF DECEMBER 30, 1998

               AMENDED AND RESTATED ASSIGNMENT OF LEASES AND RENTS


         THIS AMENDED AND RESTATED ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made and executed as of this 30th day of December, 1998, from

KOGER EQUITY, INC., a Florida corporation ("Assignor"), whose address is 8880 Freedom Crossing Trail, Jacksonville, Florida 32256 Attention: J.C. Teagle, President,

to and in favor of

FIRST UNION NATIONAL BANK, a national association, as Agent ("Assignee") for the Lenders under and as defined in that certain Second Amended and Restated Revolving Credit Loan Agreement of even date herewith (the "Loan Agreement"), whose address is 301 South College Street, Charlotte, North Carolina 28288
Attention: First Union Capital Markets Group. The terms Borrower and Lender, whenever hereinafter used will be construed to refer to and include the heirs, legal representatives, executors, administrators, successors and assigns of said parties.

                                    RECITALS:

         A. Assignor is the mortgagor under that certain Second Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement given by Assignor to Assignee dated of even date herewith and recorded or to be recorded in the public records of Guilford County, North Carolina (the "Deed of Trust"); securing the following Substitution Revolving Promissory Notes and Revolving Promissory Notes: (i) Substitution Revolving Promissory Note dated as of even date herewith made by Assignor payable to the order of FUNB in the original principal amount of $45,000,000, (ii) the Substitution Revolving Promissory Note dated as of even date herewith made by Assignor payable to the order of AmSouth in the original principal amount of $35,000,000, (iii) the Substitution Revolving Promissory Note dated as of even date herewith made by Assignor payable to the order of GFB in the original principal amount of $35,000,000, (iv) the Revolving Promissory Note dated as of even date herewith made by Assignor payable to the order of Citizens in the original principal amount of $20,000,000, and (v) the Revolving Promissory Note dated as of even date herewith made by Assignor payable to the order of Compass in the original principal amount of $15,000,000 (collectively, the "Notes", as such term is defined in the Loan Agreement), encumbering certain real property interests located in Guilford County, North Carolina, as more particularly described on attached Exhibit A (the "Premises").

         B. To further secure the payment, discharge and performance of the Notes, and as a condition to Assignee's extension of credit to Assignor pursuant to the Notes, Assignor has agreed to execute this Assignment for the purposes set forth herein.


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         C. This Assignment amends and restates that certain Assignment of
Leases and Rents recorded in Official Records Book 4630, Page 0144, of the public records of Guilford County, North Carolina, which Assignment of Leases and Rents was assigned to Assignee pursuant to that certain Assignment of Deed of Trust and Related Loan Documents of even date herewith to be recorded in the public records of Guilford County, North Carolina.

         NOW, THEREFORE, to further secure the payment, discharge and performance of the indebtedness of Assignor to Assignee evidenced by the Notes and in consideration of Assignee's acceptance of the Notes and in further consideration of the sum of Ten Dollars ($10.00) paid by Assignee to Assignor, receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under any and all present and future leases of or in the Premises ("Leases") and any and all rents, revenues, issues and profits (including Assignor's interest in any security deposits relating thereto) arising out of or accruing from the Leases whether now or hereafter due ("Rents"), said Leases and Rents being deemed part of the security for the indebtedness herein mentioned and are encumbered, transferred and conveyed by this Assignment, and in furtherance thereof, does hereby covenant and agree with Assignee as follows:

         1. Assignor will notify Assignee in writing (but without any right of approval or denial on the part of Assignee) of any termination, substitution or material modification of any Leases involving 10,000 or more Koger Net Square Feet (as defined in the Loan Agreement).

         2. Assignor will, at its cost and expense, observe, perform and discharge, or cause to be observed, performed and discharged, all of the obligations and undertakings of Assignor or its agents under the Leases, and will use its reasonable best efforts in the exercise of sound business judgment to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under the Leases, and will appear in and defend, at its cost and expense, any action or proceeding arising under or in any manner connected with the Leases or the obligations and undertakings of any tenant thereunder. Assignor will not do or permit to be done anything to impair the security hereof, including without limitation the execution of any other assignment of Assignor's interest in the Leases or the Rents, without Assignee's prior written consent.

         3. This Assignment is intended to operate as an absolute and immediate assignment of the Leases and the Rents; however, unless and until a default occurs under the Notes, the Loan Agreement, the Deed of Trust or this Assignment, Assignor will have a license to collect the Rents as and when the same become due and payable. Assignor hereby agrees that the respective tenants under the Leases, upon notice from Assignee of the occurrence of a default hereunder, will thereafter pay to Assignee the Rents due and to become due under the Leases without any obligation to determine whether or not such a default does in fact exist. Assignor, without written approval of Assignee, will not collect or accept Rent for more than one (1) month in advance; provided, however, Assignor may

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accept Rent two (2) months in advance if such Rent accepted two (2) months in advance does not exceed five percent (5%) of the Rent collected during the applicable month.

         4. Upon payment in full of the principal sum and interest, of the Notes, this Assignment shall become and be void and of no effect. Assignor hereby authorizes and directs the lessees named in said Leases or any other or future lessees or occupants of the Premises described therein or in the Deed of Trust upon receipt from the Assignee of written notice to the effect that Assignee is then the holder of the Notes and the Deed of Trust and that a default exists thereunder or under the Assignment, to pay over to the Assignee all rents, income, profits and revenues hereby assigned and to continue so to do until otherwise notified by Assignee.

         5. This Amended and Restated Assignment of Leases and Rents as provided herein will not be deemed or construed to constitute Assignee as a mortgagee in possession of the Premises nor to obligate Assignee to take any action or to incur expenses or perform or discharge any obligation, duty or liability of Assignor under any Lease, or for the control, care, management, or repair of the Premises; nor will it operate to make Assignee, except in the event of Assignee's negligence, recklessness or wilful misconduct, responsible or liable for any waste committed on the Premises by the tenants or any other parties or for any dangerous or defective condition of the Premises, or for any act or omission relating to the management, upkeep, repair, or control of the Premises that results in loss or injury or death to any person. Except in the event of Assignee's negligence, recklessness or wilful misconduct, Assignee will not be liable for any loss sustained by Assignor resulting from Assignee's failure to lease the Premises after default or from any other act or omission of Assignee in managing the Premises after default. Assignor will and does hereby indemnify and agree to hold harmless Assignee from and against any and all liability, loss, cost, damage or expense which may be incurred under the Leases or by reason of this Assignment of Leases (except as a result of Assignee's gross negligence or willful misconduct) and, to the extent that a claim is made against Assignee prior to the time Assignee takes possession of the Premises, from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in the Leases. Should Assignee incur any such liability under the Leases or by reason of this Amended and Restated Assignment of Leases and Rents or in defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorneys' and paralegals' fees and costs, will be secured hereby and Assignor will reimburse Assignee therefor immediately upon demand and upon the failure of Assignor so to do, Assignee may, at its option, declare all sums secured hereby immediately due and payable, or may charge the costs thereof to Assignor as an advance under the Notes and secured by this Assignment.

         6. To the extent not so provided by applicable law, each Lease will provide that, in the event of enforcement by Assignee of the remedies provided for by law or by the Notes, the Deed of Trust or this Assignment, the lessee thereunder will, upon request of any person succeeding to the interest of Assignor as a result of such enforcement,

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automatically become the lessee of said successor in interest, without change in the terms or other provisions of such Lease. Any such successor in interest will not be bound by any payment of rent or additional rent made more than one (1) month or two (2) months in advance (as applicable in accordance with Paragraph 3 above). The Leases are and at all times shall be subject and subordinate in all respects to the Deed of Trust, and to all renewals, modifications, amendments, consolidations, replacements, refinancings and extensions of the Deed of Trust, to the full extent of all principal, interest and all other amounts secured thereby. Provided that a tenant is not in default under its Lease, Assignee shall not disturb the occupancy of such tenant under its Lease during the term of such Lease, notwithstanding foreclosure of the Deed of Trust, acceptance of a deed in lieu of foreclosure or exercise of any other remedy provided in the Deed of Trust, or pursuant to the laws of the State of North Carolina. If requested by a tenant or Assignor under any of the Leases or upon Assignee's request, Assignor and Assignee shall enter into a subordination, nondisturbance and attornment agreement (reasonably acceptable in form and substance to Assignee) with such tenant whereby Assignee will agree to not disturb the tenant in its possession of the Premises provided such tenant is not in default under its Lease and the tenant will agree to attorn to Assignee if Assignee takes possession of the Premises.

         7. Upon a default under the Notes, the Loan Agreement, the Deed of Trust or this Assignment, Assignee may at its option, without notice and without regard to the adequacy of the security for the obligations set forth in the Notes, either in person, by court appointed receiver or by agent, with or without bringing any action or proceeding, demand and thereupon take possession of the Premises, to have, hold, manage, lease and operate the same on such terms and for such period of time as Assignee may deem proper, and either with or without taking possession of the Premises in its own name, demand and receive the Rents in the possession of Assignor at the time of Assignee's written demand or collected thereafter, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs, or replacements thereto or thereof as may seem proper to Assignee, and to apply such Rents to the payment of: (a) all reasonable expenses of managing the Premises, including, without limitation, the salaries, fees and wages of the managing agent and such other employees as Assignee may deem necessary or desirable, all taxes, charges, claims, assessments, liens, premiums for all insurance which Assignee may deem necessary or desirable, costs of renovations, repairs, or replacements, and all expenses incident to taking and retaining possession of the Premises and protecting and preserving the same; or (b) the principal sum and interest thereon of the Notes, together with all costs and attorneys' and paralegals' fees and costs; all in such order or priority as Assignee in its sole discretion may determine, any custom or use to the contrary notwithstanding.

         8. This Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the remaining terms and conditions of the Notes, the Loan Agreement, or the Deed of Trust, and the right of Assignee to exercise its remedies under this Assignment may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it under the remaining terms and

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conditions of the Notes, the Loan Agreement, or the Deed of Trust. Each and
every right, remedy and power granted to Assignee by this Assignment will be cumulative and in addition to any other right, remedy and power given by the remaining terms and conditions of the Notes, the Loan Agreement, the Deed of Trust or this Assignment, or now or hereafter existing in equity, at law or by virtue of statute or otherwise. Nothing contained in this Assignment, and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder, nor the failure of Assignee to avail itself of any of the rights and remedies under this Assignment, will be construed or deemed to be a waiver of any of Assignee's rights and remedies under this Assignment, nor will such exercise or omission to exercise of the powers and rights granted Assignee hereunder be deemed to constitute a waiver of its rights and remedies under the remaining terms and conditions of the Notes, the Loan Agreement, or the Deed of Trust.

         9. Assignee may take or release other security for the payment of the indebtedness under the Notes and the Deed of Trust, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction of such indebtedness without prejudice to any of its rights under this Assignment.

         10. The term "Lease" or "Leases" as used herein, means said Leases hereby assigned or any extension or renewal thereof, and any leases subsequently executed during the term of this Assignment covering the Premises or any part thereof. At Assignee's request, Assignor will assign and transfer to Assignee any and all subsequent leases upon all or any part of the Premises and to execute and deliver at the request of Assignee all such further assurances and assignments in the Premises as Assignee will require from time to time in its sole discretion.

         11. This Assignment, together with the covenants and warranties therein contained, shall inure to the benefit of Assignee and any subsequent holder of the Notes and the Deed of Trust shall be binding upon Assignor, their successors, executors, personal representatives, and assigns, and any subsequent owner of the Premises.

         12. This Assignment shall expire and terminate upon the payment in full of the Notes and any other Indebtedness secured by the Deed of Trust and any cancellation, satisfaction or release of the Deed of Trust shall constitute a cancellation, satisfaction, or release of this Assignment. In the event that a specific property is released from the lien of the Deed of Trust, then such property and the Leases relating to it shall, effective with the release, also be released from this Assignment.

         13. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNOR, THE ASSIGNEE, AND THE LENDERS, THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") EACH ACKNOWLEDGE AND AGREE THAT NONE OF THEM SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON OR ARISING OUT OF THIS ASSIGNMENT OR THE DEALINGS OR THE RELATIONSHIP

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BETWEEN THE PARTIES RELATED THERETO. NONE OF THE PARTIES SHALL SEEK TO
CONSOLIDATE ANY SUCH ACTION INTO ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES, ARE MADE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND CONSTITUTE A MATERIAL INDUCEMENT FOR THE LENDERS TO MAKE THE LOAN TO ASSIGNOR, AND SHALL BE SUBJECT TO NO EXCEPTIONS.

         IN WITNESS WHEREOF, Assignor has executed this Assignment under seal the day and year first above written.


Attest:                                           ASSIGNOR:

                                                  KOGER EQUITY, INC.,
By: /s/ W. Lawrence Jenkins                       a Florida corporation
    ------------------------
Name: W. Lawrence Jenkins
    ------------------------
Its:                        Secretary
   -------------------------                      By: /s/ G. Danny Edwards
                                                     --------------------------
                                                  Name: G. Danny Edwards
                                                       ------------------------
                                                  Title: Treasurer
                                                       ------------------------

                                                    [AFFIX CORPORATE SEAL]

Attest:                                           ASSIGNEE:

                                                  FIRST UNION NATIONAL BANK, a
By: /s/ Lynn E. Vermilva                          national association, as Agent
  --------------------------
Name: Lynn E. Vermilva
    ------------------------
Its: Vice President                               By: /s/ Andrew J. Hogshead
    ------------------------                         ---------------------------
                                                  Name: J. Andrew Hogshead
                                                      -------------------------
                                                  Title: Vice President
                                                       ------------------------

                                                   [AFFIX CORPORATE SEAL]




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STATE OF Georgia:
         -------
COUNTY OF Camden:
         -------

         I, Dee Price, a Notary Public of the County of Camden, State of Georgia, do hereby certify that W. Lawrence Jenkins, personally appeared before me this day and acknowledged that he is the _______ Secretary of KOGER EQUITY, INC., a Florida corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its Treasurer, sealed with its corporate seal, and attested by himself as its_______ Secretary.

         Witness my hand and official seal this 30th day of December, 1998.

                                          /s/ Dee Price
                                          --------------------------------------
                                          Notary Public
                                          Notary Public, Camden County, Georgia
                                          My commission expires: Feb. 1, 1999

                                                  [NOTARIAL SEAL]



STATE OF Florida:
        --------
COUNTY OF Duval:
         ------

         I, Nancy Hoffmann, a Notary Public of the County of Duval, State of Florida, do hereby certify that Lynn E. Vermilva, personally appeared before me this day and acknowledged that she is the Vice Pres. of FIRST UNION NATIONAL BANK, a national association, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its J. Andrew Hogshead, its Vice Pres., sealed with its corporate seal, and attested by herself as its Vice Pres.

         Witness my hand and official seal this 30th day of December, 1998.

                                        /s/ Nancy Hoffmann
                                        --------------------------------------
                                        Notary Public
                                        My commission expires: September 3, 2000
                                        Bonded Thru Notary Public Underwriters

                                                   [NOTARIAL SEAL]


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                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

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